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                                                                   Exhibit 10.16

                    SECOND AMENDMENT TO ATC REVOLVING CREDIT
                           LOAN AND SECURITY AGREEMENT

         This Second Amendment to ATC Revolving Credit Loan and Security Agreement ("Amendment"), dated October 20, 1999, is made by and among ATC Healthcare Services, Inc., a Georgia corporation ("ATC Healthcare"), and ATC Staffing Services, Inc., a Delaware corporation ("ATC Staffing") (each of the foregoing individually, an "Original Borrower" and collectively, the "Original Borrowers") and Staff Buildings, Inc., a Delaware corporation ("Staff Builders" and together with the Existing Borrowers, the "Borrowers") and Mellon Bank, N.A. ("Lender").

                                   BACKGROUND

         A. Lender and Original Borrowers are parties to a certain ATC Revolving Credit Loan and Security Agreement, dated June 25, 1999. Such parties and Staff Builders are also parties to a certain First Amendment to the ATC Revolving Loan and Security Agreement dated September 24, 1999 ("First Amendment"). The foregoing Loan and Security Agreement, as heretofore or hereafter amended, modified, supplemented or replaced from time to time is hereinafter referred to as the "Loan Agreement". Capitalized terms used but not otherwise defined in this Amendment shall have the meanings set forth in the Loan Agreement.

         B. In conjunction with arrangements to consummate the Spin-Off, and as a result of the variation of Borrowers' actual performance from projections previously delivered to Lender, Borrowers have determined a need to change the required minimum amounts of Excess Borrowing Availability required under Section 13(b)(v) of the Loan Agreement. Lender is willing to accommodate Borrowers' request subject to the terms and conditions of this Amendment.

         NOW, THEREFORE, the parties hereto intending to be legally bound hereby promise and agree as follows:

         1. Excess Borrowing Availability ATC. Section 13(b)(iv) of the First Amendment is hereby amended as follows: "Lender shall have received evidence on the date subsections (i) and (ii) above are satisfied that, after giving effect to the payment described in sub-section (i) above, Borrowers have a minimum Excess Borrowing Availability of $1,000,000."

         2. Excess Borrowing Availability TLC. Section 13(b)(v) of the First Amendment is hereby amended to read as follows: "Lender shall have received evidence on the date subsections (i) and (ii) above are satisfied that, after giving effect to the payment described in sub-section (i) above, TLC and the Home Healthcare Group have a minimum Excess Borrowing Availability (as defined in the TLC Loan Agreement) of $1,100,000."

         3. Future Excess Availability Covenant. Apart from any other covenant of Borrowers set forth in the Loan Agreement, Borrowers shall have and maintain, on a consolidated basis, an Excess Formula Availability of not less than $300,000 on Thursday of each week and not less than $500,000 on Friday of each week (measured at 2:00 p.m. on every such date); provided, however, that for the period from October 1, 1999 through December 11, 1999 (solely for the purposes of this covenant), clause (i) of the definition of Excess Formula Availability shall mean "an amount equal



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to seventy-five percent (75%) of Qualified Accounts."

         4. Implementation of Action Plan. Borrowers covenant and agree that they shall implement with the active assistance of the current President of the Original Borrowers and University Management Associates (UMAC) and PricewaterhouseCoopers the office expense reductions and expanded collection efforts set forth in the Company Initiatives Relating to Cost Cuts and Collections and ATC/University Management Associates & Consultants Action Plan delivered to Lender on October 18, 1999 in accordance with the time schedules set forth in such action plan. Borrowers will further cause such outside consultants to periodically report to Lender concerning the status of implementation of such action plan.

         5. Amendment Fee. In consideration of the agreements and undertaking set forth herein, Lender has earned an amendment fee of $50,000, which shall be paid by Borrowers as follows: $20,000 on October 28, 1999; $15,000 on November 4, 1999; and $15,000 on November 11, 1999.

         6. Acknowledgment, Waiver and Release. Borrowers acknowledge and agree that the outstanding principal indebtedness under the Loan Agreement as of the close of business on October 19, 1999 is $16,181,829.78, which, together with accrued interest, fees and expenses, is owing without offset, defense, deduction, claim or counterclaim. Borrowers each waive any defense of any kind or nature whatsoever to their obligations to Lender and each releases and discharges Lender, its successors, assigns, officers, agents and representatives, of and from any and all claims, demands, counterclaims, cross-claims, losses, liabilities and damages, whether direct or indirect, known or unknown, matured or contingent, due or to become due, asserted or unasserted, at law or in equity.

         7. No Waiver by Lender. This Amendment does not and shall not be deemed to constitute a waiver by Lender of any breach or violation of any representation, warranty or covenant made or agreed to by any Borrower under the Loan Agreement as amended hereby, and all of Lender's claims and rights resulting from any such breach or misrepresentation by any Borrower, are expressly reserved by Lender. This Amendment does not obligate Lender to agree to any further extension or any other modification or the Loan Agreement nor does it constitute a waiver of any other rights or remedies of Lender.

         8. Incorporation. This Amendment shall amend, and is incorporated into and made part of, the Loan Agreement. All references to the Loan Agreement shall mean the Loan Agreement as amended hereby. To the extent that any term or provision of this Amendment is or may be deemed expressly inconsistent with any term or provision in the Loan Agreement, the terms and provisions hereof shall control. Except as expressly amended by this Amendment, all of the terms and conditions of the Loan Agreement continue unchanged and remain in full force and effect.

         9. No Modification. No modification hereof or of any agreement referred to herein shall be binding or enforceable unless in writing and signed on behalf of the party against whom enforcement is sought. This Amendment supersedes any drafts or prior versions of this document and represents the agreement of the parties regarding the subject matter hereof.

         10. Successors and Assigns. This Amendment will be binding upon and inure to the


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benefit of the parties hereto and their respective successors and assigns.

         11. Governing Law. This Amendment shall be governed by, and construed and enforced in accordance with the laws of the Commonwealth of Pennsylvania, excluding its conflict of laws rule.

         12. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Signature by facsimile shall also bind the parties hereto.

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                         [SIGNATURES ON FOLLOWING PAGE]



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         IN WITNESS WHEREOF, the undersigned have executed this Amendment on the date first written above.

                                      LENDER:

                                      MELLON BANK, N.A.

                                      By: /s/ Jeffrey Saperstein
                                         ---------------------------------------
                                           Jeffrey Saperstein, Vice President

                                      BORROWERS:

                                      ATC HEALTHCARE SERVICES, INC.

                                      By: /s/ Stephen Savitsky
                                         ---------------------------------------
                                           Stephen Savitsky, President

                                      ATC STAFFING SERVICES, INC.

                                      By: /s/ Stephen Savitsky
                                         ---------------------------------------
                                           Stephen Savitsky, President


                                      STAFF BUILDERS, INC.

                                      By: /s/ Stephen Savitsky
                                         ---------------------------------------
                                           Stephen Savitsky, Chief Executive
                                           Officer



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